UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2004

CROWN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-23410	13-1924455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 459-9500

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Press Release

On March 25, 2004, Crown Financial Group, Inc. (the “Registrant”) issued a press release announcing that the Board of Directors approved the request of John P. Leighton, the Registrant’s Chief Executive Officer and President, to commence an administrative leave effective March 25, 2004 to devote his full attention to addressing regulatory issues arising out of his tenure with another NASD member firm. Further, the Board of Directors approved the appointment of Charles B. Kennedy III as the acting Chief Executive Officer and President. The press release is attached hereto as Exhibit 99.1.

Director Appointments

On March 22, 2004, the Board of Directors appointed Henry Y. L. Toh to the Board of Directors to the Audit and Compensation Committees of the Board of Directors. Mr. Toh has served as an officer and director of several public companies, including (i) Acceris Communications Inc. and Four M International, Inc. since 1992, (ii) Teletouch Communications Inc. since 2001; (iii) National Auto Credit, Inc. since 1998; and (iv) Bigmar, Inc. from 2002 through February 2004. Mr. Toh began his career with KPMG Peat, Marwick from 1980 to 1992, where he specialized in International Taxation and Merger and Acquisitions. Mr. Toh is a graduate of Rice University. The appointment of Mr. Toh follows the resignations of Martin Leventhal and Robert I. Turner from the Board of Directors and Committees thereof.

Additionally, on April 2, 2004, the Board of Directors appointed Susan Stranahan Ciallella to the Board of Directors and its Compensation Committee. Ms. Ciallella is also a director of Teletouch Communications, Inc. since August 2002. Ms. Ciallella is an Equity Partner with the law firm of Dilworth Paxson LLP. Ms. Ciallella concentrates her practice in corporate and securities law, securities litigation, broker-dealer regulation and sports law. Ms. Ciallella received her Bachelor of Science degree from the University of Florida and earned her law degree at Rutgers University School of Law. In addition, Ms. Ciallella is a member of the National Association of Securities Dealers, Inc. and a member of the Pennsylvania and New Jersey Bar Associations.

Filing Extension on the Exchange Act Rule 17a-5 Annual Report

On March 30, 2004, the Registrant filed requests with the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. to extend the filing deadline of its Annual Report for the fiscal year ended January 31, 2004 (the “Annual Report”) required under Exchange Act Rule 17a-5. The Registrant was granted an extension to file its Annual Report by no later than April 30, 2004. The Registrant expects to file the Annual Report on a timely basis.

The Registrant was unable to file the Annual Report by March 31, 2004 due to the Registrant’s recent commitment of substantial effort, resources and time to preparing and filing restated financial reports on an amended Annual Report on Form 10-K/A for the year ended January 31, 2003; amended Quarterly Reports on Form 10-Q/A for the quarters ended April 30, 2003 and July 31, 2003; as well as a Quarterly Report on Form 10-Q for the quarter ended October 31, 2003 (the “Restatement”). On March 9, 2004, the Registrant completed and filed all public reports subject to the Restatement.

Item 7. Financial Statements and Exhibits.

1.	Financial Statements

Not required

2.	Pro forma Financial Information

Not required

3.	Exhibits

Exhibit No.	Description
99.1	Press release of registrant issued March 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: April 9, 2004

CROWN FINANCIAL GROUP, INC.

By:	/s/ CHARLES B. KENNEDY
Name:	Charles B. Kennedy
Title:	Acting Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of registrant dated March 25, 2004.